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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 2/28/15

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2015

Invesco High Income Trust II

NYSE: VLT

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Supplemental Information
6	Changes to Investment Policies
7	Dividend Reinvestment Plan
8	Schedule of Investments
17	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor's Report
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                         Invesco High Income Trust II

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light  of changing economic and market conditions..

■   Assessing each portfolio management team’s investment performance within the context of  the investment strategy described in the fund’s prospectus.

■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco High Income Trust II

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco High Income Trust II (the Trust) for the fiscal year ended February 28, 2015. The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. For the reporting period ended February 28, 2015, Invesco High Income Trust II outperformed the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Trust’s benchmark, mainly due to the Trust’s use of financial leverage.

Performance Total returns, 2/28/14 to 2/28/15
Trust at NAV	3.61%
Trust at Market Value	–0.46
Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼	2.81

Market Price Discount to NAV as of 2/28/15	–10.58
Source(s): ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed diversified portfolio of high-income producing fixed-income securities. We invest primarily in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to have a lower weighting in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stocks,derivatives and bank loans, but currently we do not expect these instruments to be a substantial part of our portfolio.

The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis.

    Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment), as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

Sell decisions are generally based on:
■	Low equity value to debt, high subordination and negative free cash flow, coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Trust

The high yield market produced positive results for the fiscal year, but increased volatility in the second half of 2014 tempered gains. High yield markets had a strong start to 2014, and over the first half of the year, they outperformed most other fixed income asset classes. US Federal Reserve (the Fed) monetary policy remained accommodative, lengthening the credit cycle and extending the low interest rate environment. During the summer, volatility picked up amid growing geopolitical concerns and shifting language from the Fed. Despite positive earnings trends and relatively low default rates, significant mutual fund redemptions put further technical pressure on bond valuations.

Additional investor concerns included weakness in commodity prices, general economic weakness in Europe and slowing growth in China. As investors wrestled with evidence that the US economy appeared to be on stronger footing than the rest of the world, the price of oil began a sharp decline in mid-September,

Portfolio Composition† By credit sector, based on total investments

BBB	2.1%
BB	45.5
B	43.3
CCC	7.9
Non-Rated	1.2
Cash	0.0

Top Five Debt Holdings

1.First Data Corp.	2.2%
2.Valeant Pharmaceuticals International, Inc.	2.1
3.T-Mobile USA, Inc.	2.0
4.Wind Acquisition Finance S.A.	1.9
5.HCA, Inc.	1.9

Total Net Assets	$139.0 million

TotalNumber of Holdings	320

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating ethodology, please Page visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4                         Invesco High Income Trust II

along with US equities and high yield bonds. Energy is the largest sector in the high yield market, and it came under considerable pressure as oil prices dropped around the globe. However, in December, the Fed indicated its intention to be patient before raising interest rates; this caused investor confidence to improve regarding the high yield market. The high yield market saw inflows return in early 2015, prompting investors to seek out value in the secondary market as new issuance wasn’t sufficient to meet investor demand. There were signs of recovery in the energy sector as fundamentals began to improve. While the energy and metals and mining sectors reported weak earnings, the other sectors in the market continued to exhibit reasonable earnings growth. The high yield market ended the reporting period on a high note as the first two months of 2015 saw fairly strong returns.

    The par-weighted default rate for the high yield market at the end of the reporting period was 2.97%.1 The main cause for the increase in the default rate since the last fiscal year was the widely anticipated default of TXU (not a Trust holding) during the second quarter of 2014. This was the largest default in high yield history and had a significant impact on the 12-month default rate.1 Excluding TXU, the default rate was a more modest 1.69%, which is consistent with the default rate seen over the last few years.1 The TXU default will roll off of the 12-month number in the second quarter of 2015; we expect this to reduce the default rate to something more in line with levels seen in recent years.

    New issuance had another impressive year, and despite a challenging macroeconomic backdrop, total new issuance was $362 billion.1 Further, non-US dollar-denominated high yield new issuance increased dramatically. For the calendar year 2014, the US dollar-equivalent of $108 billion in new non-US bonds were issued, shattering 2013’s record of $82 billion.1

    For the reporting period ended February 28, 2015, the broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return – as did the Trust at NAV. At the close of the reporting period, the Trust was underweight lower-rated and higher-rated securities relative to its style-specific benchmark. Overall, the most significant contributor to the Trust’s relative performance was underweight exposure to the independent energy sector, one of the worst-performing sectors in the high yield market. Additionally, strong credit selection in the retailers, gaming and finance companies sectors contributed to relative performance. Further aiding relative performance was our overweight allocations to real estate investment trusts and the technology and wireless sectors.

    The leading detractor from Trust performance was credit selection in the metals and mining and building materials sectors. Similarly, the satellite cable, home construction and transportation services sectors were detractors due to weak credit selection. Finally, our underweight exposure to the highest-rated tier of the high yield market hurt our relative performance, as this segment of the high yield market performed well, in part because of the higher duration feature of the securities in this tier.

    One important factor affecting the Trust’s performance relative to its benchmark was its use of financial leverage through bank borrowings. At the close of the reporting period, leverage accounted for 26% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    We used forward foreign currency contracts during the reporting period for the purpose of hedging currency exposure of non-US dollar-denominated debt. The use of such contracts had a positive impact on the Trust’s performance relative to its style-specific index for the reporting period. This was due to the strengthening of the US dollar. Forward foreign currency contracts expose the Trust to counterparty risk and do not always provide the hedging benefits anticipated.

    At the close of the reporting period, investors continued to watch the Fed for signs of when it might hike interest rates. Uncertainty around oil prices led to volatility, as the high yield market has heavy exposure to energy. The escalation we have seen in risk premiums associated with the decline in commodity prices, and the pressure that placed on the energy sector has created quite a bit of value in the overall market. Away from the energy sector, the market continued to price in a default rate closer to 4.0%.1 This is considerably higher than most analyst forecasts in the 2.5% range.1 We believe default rates may rise in 2015, but we do not believe defaults will be as high as spreads would imply. Additionally, high yield securities have typically performed relatively well in rising rate environments. We believe the case for high yield is compelling: the long term fundamental background for the asset class remains constructive, there are very low default rates, and the asset class may provide a cushion against interest rate increases due to its relatively short duration and high average coupon.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.

    Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1 Source: JP Morgan High Yield Market Monitor

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you un derstand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

5 Invesco High Income Trust II	continued on page 6

continued from page 5

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Income Trust II. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1992 and began managing the Trust in 2010. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Income Trust II. He has been associated with
Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Trust in 2010. Mr. Roberts earned a BBA in finance from the University of Houston.

Supplemental Information

Invesco High Income Trust II’s investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed income securities.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed rate, noninvestment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

Changes to Investment Policies

In order for the Trust to access additional opportunities to pursue its investment objective, the following changes and clarifications to the Trust’s investment policies were made. These changes are in addition to the investment policy changes and clarifications included in the Trust’s annual report to shareholders for the fiscal year ended February 28, 2014. The Trust can invest in derivative instruments including options on bond or rate futures which can be used to manage interest rate exposure. The Trust can further use currency futures and currency options to manage currency exposure. Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Invest- ment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price.
Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commis- sions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7 Invesco High Income Trust II

Schedule of Investments(a)

February 28, 2015

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–125.30%(b)
Aerospace & Defense–3.38%
Bombardier Inc. (Canada), Sr. Unsec. Notes,
7.50%, 03/15/18(c)	$950,000	$994,888
7.75%, 03/15/20(c)	1,142,000	1,180,017
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(c)	439,000	428,025
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	1,012,000	1,075,250
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(c)	420,000	434,700
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	590,000	587,050
		4,699,930

Agricultural & Farm Machinery–0.47%
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	708,000	647,820

Agricultural Products–0.26%
Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	361,000	366,415

Airlines–0.96%
Air Canada (Canada),
Sec. Gtd. Notes, 8.75%, 04/01/20(c)	212,000	236,242
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/21(c)	700,000	751,625
American Airlines Group Inc., Sr. Unsec. Gtd. Notes, 4.63%, 03/01/20(c)	244,000	245,525
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/19	98,655	99,642
		1,333,034

Alternative Carriers–2.52%
EarthLink Holdings Corp.,
Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	350,000	358,313
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	811,000	839,385
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/22	850,000	877,625
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 08/15/22	1,365,000	1,423,012
		3,498,335

Apparel Retail–2.34%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(c)	1,413,000	1,549,001
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	383,000	424,651
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	230,000	264,213

	Principal Amount	Value
Apparel Retail–(continued)
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(c)	$769,000	$815,140
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(c)	187,000	197,285
		3,250,290

Apparel, Accessories & Luxury Goods–0.23%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	301,000	316,803

Application Software–0.34%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(c)	457,000	470,710

Asset Management & Custody Banks–0.27%
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/17(d)	378,000	372,330

Auto Parts & Equipment–2.52%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(c)	684,000	720,765
Dana Holding Corp., Sr. Unsec. Notes,
5.38%, 09/15/21	654,000	688,335
5.50%, 12/15/24	199,000	206,711
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(c)	310,000	321,625
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(c)	1,044,000	1,059,660
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	485,000	508,038
		3,505,134

Automobile Manufacturers–0.14%
General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/23	180,000	196,763

Automotive Retail–0.22%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	289,000	300,560

Broadcasting–2.19%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	398,000	420,885
iHeartCommunications, Inc.,
Sr. Sec. Gtd. Global Notes, 9.00%, 09/15/22	374,000	363,248
Sr. Sec. Gtd. Notes, 10.63%, 03/15/23(c)	140,000	143,850
Sr. Unsec. Global Notes, 10.00%, 01/15/18	531,000	473,917
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	518,000	537,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco High Income Trust II

	Principal Amount	Value
Broadcasting–(continued)
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(c)	$1,020,000	$1,037,850
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	65,000	67,356
		3,044,531

Building Products–4.43%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(c)	1,438,000	1,466,760
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(c)	891,000	942,232
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	942,000	965,550
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/23(c)	180,000	188,100
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(c)	537,000	526,260
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	1,500,000	1,616,250
USG Corp., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/25(c)	323,000	331,883
5.88%, 11/01/21(c)	103,000	109,180
		6,146,215

Cable & Satellite–5.80%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/21	805,000	833,175
5.25%, 09/30/22	360,000	371,700
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.50%, 12/01/22	290,000	300,150
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.13%, 05/01/20	1,131,000	1,146,551
5.88%, 11/15/24	580,000	578,550
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	249,000	277,635
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds,
7.75%, 06/01/21	790,000	735,688
8.13%, 06/01/23	1,670,000	1,561,450
Numericable-SFR S.A. (France), Sr. Sec. Gtd. Bonds, 6.00%, 05/15/22(c)	1,620,000	1,656,450
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Bonds, 5.00%, 01/15/25(c)	575,000	592,250
		8,053,599

Casinos & Gaming–2.11%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	992,000	1,073,840
Caesars Entertainment Resort Properties LLC,
Sec. Gtd. Notes, 11.00%, 10/01/21(c)	324,000	288,360
Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(c)	119,000	120,785

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	$840,000	$909,300
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	465,000	533,587
		2,925,872

Coal & Consumable Fuels–1.49%
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/19	350,000	357,000
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/22	1,255,000	1,217,350
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	584,000	497,860
		2,072,210

Commercial Printing–0.33%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(c)	443,000	461,828

Communications Equipment–0.98%
Avaya Inc., Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(c)	240,000	243,600
9.00%, 04/01/19(c)	1,077,000	1,122,772
		1,366,372

Computer & Electronics Retail–0.56%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	899,000	777,635

Construction & Engineering–1.06%
AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(c)	365,000	386,482
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	1,025,000	1,081,375
		1,467,857

Construction Machinery & Heavy Trucks–4.39%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(c)	1,057,000	1,120,420
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	1,550,000	1,608,125
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/24	305,000	311,863
6.75%, 06/15/21	528,000	552,420
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	1,150,000	1,170,125
Oshkosh Corp.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	1,090,000	1,118,612
Sr. Unsec. Gtd. Notes, 5.38%, 03/01/25(c)	204,000	209,610
		6,091,175

Construction Materials–2.59%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(c)	1,080,000	1,115,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Income Trust II

	Principal Amount	Value
Construction Materials–(continued)
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(c)	$750,000	$776,250
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(c)	175,000	178,500
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(c)	560,000	562,800
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	911,000	970,215
		3,603,540

Consumer Finance–0.71%
Ally Financial Inc.,
Sr. Unsec. Global Notes, 5.13%, 09/30/24	206,000	218,360
Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	178,000	213,155
8.00%, 03/15/20	458,000	549,600
		981,115

Data Processing & Outsourced Services–2.75%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	660,000	706,200
First Data Corp.,
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	444,000	531,690
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	2,219,000	2,587,909
		3,825,799

Distillers & Vintners–0.71%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 9.00%, 04/30/18	422,579	363,418
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	575,000	616,687
		980,105

Diversified Banks–0.38%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Yankee Notes, 6.13%, 12/15/22	470,000	532,942

Diversified Metals & Mining–1.31%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.00%, 04/01/17(c)	435,000	440,176
6.88%, 04/01/22(c)	796,000	666,650
HudBay Minerals, Inc. (Canada),
Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	423,000	437,805
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(c)	263,000	270,890
		1,815,521

Electrical Components & Equipment–0.24%
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(c)	320,000	332,800

	Principal Amount	Value
Environmental & Facilities Services–0.26%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	$350,000	$362,250

Food Retail–1.24%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(c)	1,651,000	1,721,167

Forest Products–0.01%
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global PIK Notes, 8.00%, 01/30/20(d)(e)	8,627	8,023
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(c)(e)(f)	60,000	300
		8,323

Gas Utilities–0.86%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes,
6.50%, 05/01/21	191,000	193,865
6.75%, 01/15/22	128,000	129,920
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Bonds, 5.75%, 03/01/25	209,000	213,702
Sr. Unsec. Global Notes, 5.50%, 06/01/24	513,000	523,260
7.38%, 08/01/21	123,000	133,455
		1,194,202

General Merchandise Stores–1.13%
Family Tree Escrow LLC, Sr. Unsec. Notes, 5.75%, 03/01/23(c)	1,485,000	1,570,387

Gold–0.41%
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(c)	567,000	574,088

Health Care Equipment–0.30%
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	480,000	412,800

Health Care Facilities–4.69%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 5.63%, 02/15/23(c)	667,000	692,012
Community Health Systems, Inc.,
Sr. Sec. Gtd. Global Notes, 5.13%, 08/01/21	434,000	455,157
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	373,260	401,255
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	610,000	671,000
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	1,372,000	1,543,500
Sr. Sec. Gtd. Notes, 5.25%, 04/15/25	348,000	383,670
Sr. Unsec. Gtd. Bonds, 5.38%, 02/01/25	354,000	377,453
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/22	283,000	335,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Income Trust II

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	$544,000	$594,320
Sr. Unsec. Global Notes, 6.75%, 02/01/20	785,000	845,837
8.13%, 04/01/22	191,000	217,024
		6,516,583

Health Care Services–1.19%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(c)	1,198,000	1,277,367
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	360,000	381,150
		1,658,517

Home Improvement Retail–1.08%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(c)	1,518,000	1,502,820

Homebuilding–3.47%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(c)	1,732,000	1,556,635
AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(c)	240,000	229,800
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	953,000	936,322
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(c)	281,000	295,050
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(c)	720,000	684,000
8.00%, 11/01/19(c)	305,000	290,512
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	249,000	250,868
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	597,000	582,075
		4,825,262

Hotels, Resorts & Cruise Lines–0.12%
NCL Corp. Ltd., Sr. Unsec. Notes, 5.25%, 11/15/19(c)	160,000	165,200

Household Products–1.72%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	887,000	926,915
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	1,381,000	1,460,407
		2,387,322

Independent Power Producers & Energy Traders–1.95%
AES Corp., Sr. Unsec. Global Notes,
7.38%, 07/01/21	594,000	666,765
8.00%, 10/15/17	5,000	5,644

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Calpine Corp.,
Sr. Sec. Gtd. Notes, 5.88%, 01/15/24(c)	$88,000	$95,590
Sr. Unsec. Global Notes, 5.38%, 01/15/23	1,021,000	1,038,867
5.50%, 02/01/24	432,000	434,700
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 07/15/22	298,000	311,410
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	140,289	152,565
		2,705,541

Industrial Conglomerates–0.32%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(c)	435,000	437,175

Industrial Machinery–0.78%
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(c)	95,000	98,088
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(c)	940,000	985,825
		1,083,913

Integrated Oil & Gas–1.00%
California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(c)	1,512,000	1,387,260

Integrated Telecommunication Services–3.05%
Altice Finco S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.63%, 02/15/25(c)	231,000	240,818
Altice S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/22(c)	1,506,000	1,560,592
CenturyLink, Inc., Series V, Sr. Unsec. Global Notes, 5.63%, 04/01/20	415,000	446,250
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.38%, 03/01/25	1,242,000	1,307,205
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(c)	232,000	244,760
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 4.75%, 07/15/20(c)	435,000	441,525
		4,241,150

Internet Retail–0.30%
Netflix, Inc., Sr. Unsec. Notes, 5.50%, 02/15/22(c)	409,000	422,293

Internet Software & Services–1.17%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	977,000	1,040,505
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	562,000	590,100
		1,630,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Income Trust II

	Principal Amount	Value
Marine–1.16%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(c)	$1,609,000	$1,617,045

Metal & Glass Containers–1.46%
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	1,411,000	1,481,550
Coveris Holdings S.A., Sr. Unsec. Gtd. Notes, 7.88%, 11/01/19(c)	303,000	310,196
Owens-Brockway Glass Container Inc., Sr. Unsec. Notes, 5.00%, 01/15/22(c)	230,000	240,063
		2,031,809

Movies & Entertainment–0.60%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	290,000	304,500
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(c)	550,000	533,500
		838,000

Oil & Gas Drilling–0.32%
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	582,000	448,140

Oil & Gas Equipment & Services–1.12%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	492,000	483,390
Exterran Partners, L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 04/01/21	794,000	738,420
6.00%, 10/01/22	371,000	339,465
		1,561,275

Oil & Gas Exploration & Production–8.95%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/21	524,000	529,240
6.00%, 12/01/20	116,000	119,190
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	439,000	402,782
Carrizo Oil & Gas, Inc.,
Sr. Unsec. Gtd. Global Notes, 8.63%, 10/15/18	496,000	519,560
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20	809,000	833,270
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/20	269,000	219,235
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	343,000	380,730
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	397,000	434,715
Cimarex Energy Co., Sr. Unsec. Gtd. Notes,
4.38%, 06/01/24	517,000	511,830
5.88%, 05/01/22	348,000	370,620

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	$139,000	$145,255
5.50%, 04/01/23	645,000	674,025
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/22	139,000	149,425
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	1,217,000	1,143,980
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/21	587,000	619,285
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 05/01/22	281,000	291,538
9.50%, 02/15/19	545,000	570,887
Newfield Exploration Co., Sr. Unsec. Sub. Notes, 6.88%, 02/01/20	375,000	389,063
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/22(c)	604,000	622,120
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	274,000	271,260
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	351,000	359,775
Rosetta Resources, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	310,000	297,600
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	560,000	540,400
SandRidge Energy, Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 03/15/21	299,000	222,755
7.50%, 02/15/23	141,000	102,225
8.75%, 01/15/20	262,000	204,360
SM Energy Co.,
Sr. Unsec. Global Notes, 6.50%, 01/01/23	174,000	180,090
Sr. Unsec. Notes, 6.13%, 11/15/22(c)	653,000	672,590
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes,
5.00%, 03/15/19	317,000	315,415
5.75%, 03/15/21	349,000	347,255
		12,440,475

Oil & Gas Refining & Marketing–0.41%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/21(c)	571,000	569,573

Oil & Gas Storage & Transportation–4.67%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Notes, 4.88%, 03/15/24	249,000	257,404
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	1,020,000	1,030,200
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	882,000	1,018,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Income Trust II

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
4.88%, 12/01/24	$193,000	$199,273
5.50%, 02/15/23	487,000	511,350
6.50%, 08/15/21	369,000	392,985
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 10/15/21	447,000	450,352
Sabine Pass Liquefaction LLC, Sr. Sec. Global Notes, 5.63%, 04/15/23	1,125,000	1,153,125
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	370,000	415,325
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	271,000	238,507
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	656,000	690,440
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(c)	80,000	84,600
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/23	49,000	50,623
		6,492,894

Packaged Foods & Meats–4.20%
Bertin S.A./Bertin Finance Ltd. (Brazil), Sr. Unsec. Gtd. Bonds, 10.25%, 10/05/16(c)	200,000	221,000
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(c)	1,700,000	1,742,500
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(c)	400,000	422,040
JBS Investments GmbH (Brazil),
Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(c)	855,000	876,375
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/24(c)	600,000	613,500
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(c)	204,000	183,804
Post Holdings Inc.,
Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	319,000	333,754
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(c)	110,000	112,887
Smithfield Foods Inc., Sr. Unsec. Notes,
5.88%, 08/01/21(c)	106,000	111,300
6.63%, 08/15/22	447,000	487,230
Treehouse Foods Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 03/15/22	143,000	148,005
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	535,000	575,125
		5,827,520

	Principal Amount	Value
Paper Packaging–0.76%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/21	$35,000	$36,619
4.88%, 11/15/22	968,000	1,012,770
		1,049,389

Paper Products–1.12%
Mercer International Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/19(c)	354,000	373,470
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	986,000	1,010,650
Verso Paper Holdings LLC/Verso Paper Inc., Sr. Sec. Gtd. Bonds., 11.75%, 01/15/19	166,000	163,717
		1,547,837

Personal Products–0.68%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	894,000	943,170

Pharmaceuticals–3.12%
Endo Finance LLC/Endo Ltd./Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/01/25(c)	1,090,000	1,160,850
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.25%, 01/15/21(c)	198,000	223,245
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/23(c)	469,000	475,449
5.63%, 12/01/21(c)	1,136,000	1,157,300
6.38%, 10/15/20(c)	900,000	949,500
7.50%, 07/15/21(c)	340,000	371,025
		4,337,369

Real Estate Services–0.25%
Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	343,000	348,145

Regional Banks–0.82%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/23	75,000	79,687
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	950,000	1,064,000
		1,143,687

Renewable Electricity–0.39%
TerraForm Power Operating, LLC, Sr. Unsec. Gtd. Notes, 5.88%, 02/01/23(c)	522,000	545,490

Security & Alarm Services–0.24%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	302,000	327,670

Semiconductor Equipment–1.30%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	1,196,000	1,249,820
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(c)	538,000	560,865
		1,810,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Income Trust II

	Principal Amount	Value
Semiconductors–2.67%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(c)	$715,000	$773,987
Micron Technology, Inc.,
Sr. Unsec. Global Bonds, 5.88%, 02/15/22	793,000	844,545
Sr. Unsec. Notes, 5.25%, 08/01/23(c)	375,000	386,250
5.50%, 02/01/25(c)	535,000	551,050
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(c)	1,080,000	1,158,084
		3,713,916

Specialized Consumer Services–0.50%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Global Notes, 7.00%, 08/15/20	390,000	416,813
Sr. Unsec. Notes, 7.45%, 08/15/27	270,000	281,475
		698,288

Specialized Finance–4.32%
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/20	878,000	1,020,675
Sr. Unsec. Notes, 5.50%, 02/15/22	505,000	541,613
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	940,000	1,003,450
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/20	622,000	632,885
International Lease Finance Corp.,
Sr. Unsec. Global Notes, 5.88%, 08/15/22	205,000	235,238
Sr. Unsec. Notes, 8.25%, 12/15/20	1,365,000	1,702,837
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/24(c)	830,000	870,462
		6,007,160

Specialized REIT’s–0.69%
Crown Castle International Corp.,
Sr. Unsec. Global Notes, 5.25%, 01/15/23	730,000	775,625
Sr. Unsec. Notes, 4.88%, 04/15/22	178,000	186,900
		962,525

Specialty Chemicals–0.52%
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	690,000	722,775

Specialty Stores–1.38%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(c)	1,857,000	1,919,674

Steel–3.35%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	580,000	507,500
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
6.25%, 03/01/21	167,000	182,247
7.00%, 02/25/22	610,000	686,250

	Principal Amount	Value
Steel–(continued)
Cliffs Natural Resources Inc., Sr. Unsec. Global Notes, 5.90%, 03/15/20	$579,000	$422,670
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(c)	686,000	480,200
Steel Dynamics, Inc., Sr. Unsec. Gtd. Notes,
5.13%, 10/01/21(c)	315,000	322,875
5.50%, 10/01/24(c)	561,000	585,544
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/20(c)	411,000	427,954
7.38%, 02/01/20(c)	994,000	1,035,002
		4,650,242

Technology Distributors–0.26%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/23	358,000	361,580

Telecommunications–0.18%
Altice Financing SA (Luxembourg), Sr. Sec. Gtd. Notes, 6.63%, 02/15/23(c)	242,000	252,890

Trading Companies & Distributors–1.19%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Notes, 5.00%, 10/01/21(c)	405,000	436,894
Aircastle Ltd., Sr. Unsec. Notes, 5.13%, 03/15/21	470,000	500,550
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	660,000	709,500
		1,646,944

Wireless Telecommunication Services–7.94%
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(c)	225,000	227,813
Digicel Ltd. (Jamaica), Sr. Unsec. Notes,
6.00%, 04/15/21(c)	855,000	846,450
7.00%, 02/15/20(c)	235,000	242,050
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(c)	1,404,000	1,411,020
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	1,355,000	1,280,475
Sprint Communications Inc., Sr. Unsec. Global Notes,
6.00%, 11/15/22	776,000	751,750
11.50%, 11/15/21	165,000	205,425
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/21	570,000	585,675
7.63%, 02/15/25	680,000	690,200
7.88%, 09/15/23	1,057,000	1,099,280
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/23	303,000	325,725
Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	1,045,000	1,114,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Income Trust II

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Wind Acquisition Finance S.A. (Italy),
Sec. Gtd. Notes, 7.38%, 04/23/21(c)	$1,964,000	$2,037,650
REGS, Sr. Sec. Gtd. Euro Notes, 6.50%, 04/30/20(c)	200,000	212,750
		11,030,494
Total U.S. Dollar Denominated Bonds and Notes (Cost $172,462,345)		174,090,759

Non-U.S. Dollar Denominated Bonds & Notes–6.32%(g)
Auto Parts & Equipment–0.37%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(c)	EUR 440,000	520,018

Automobile Manufacturers–0.40%
Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. Notes, 8.00%, 04/15/19(c)	EUR 350,000	394,545
Jaguar Land Rover Automotive PLC, Sr. Unsec. Gtd. Bonds, 3.88%, 03/01/23(c)	GBP 100,000	159,311
		553,856

Cable & Satellite–0.14%
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 6.00%, 04/15/21(c)	GBP 116,000	191,643

Casinos & Gaming–0.53%
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(c)	GBP 337,500	549,725
William Hill PLC (United Kingdom), Sr. Unsec. Gtd. Euro Notes, 4.25%, 06/05/20	GBP 115,000	179,324
		729,049

Construction & Engineering–0.28%
Abengoa Finance S.A.U. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.88%, 02/05/18(c)	EUR 325,000	387,509

Construction Materials–0.52%
Grupo Isolux Corsan Finance B.V. (Spain), Sr. Unsec. Gtd. Bonds, 6.63%, 04/15/21(c)	EUR 380,000	395,596
Manutencoop Facility Management SpA (Italy),
Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(c)	EUR 230,000	228,313
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(c)	EUR 100,000	99,266
		723,175

Environmental & Facilities Services–0.28%
Waste Italia SpA (Italy), Sr. Sec. Gtd. Notes, 10.50%, 11/15/19(c)	EUR 375,000	385,040

	Principal Amount	Value
Food Distributors–0.51%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(c)	GBP 440,000	$711,692

Hotels, Resorts & Cruise Lines–0.54%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/21(c)	EUR 278,000	325,110
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP 255,000	419,052
		744,162

Industrial Machinery–0.08%
Onex Wizard Acquisition Co. II S.C.A. (Luxembourg), REGS, Sr. Unsec. Euro Bonds, 7.75%, 02/15/23(c)	EUR 100,000	117,785

Internet Software & Services–0.31%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/20(c)	EUR 360,000	437,121

Multi-Sector Holdings–0.65%
Odeon & UCI Finco PLC (United Kingdom),
Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(c)	GBP 100,000	158,250
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(c)	GBP 471,000	745,356
		903,606

Other Diversified Financial Services–1.47%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(c)	GBP 555,000	951,120
Financiere Gaillon 8 SAS (France), Sr. Sec. Notes, 7.00%, 09/30/19(c)	EUR 370,000	421,313
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(c)	GBP 400,000	673,140
		2,045,573

Personal Products–0.13%
Ontex Group N.V. (Belgium), Sr. Sec. Gtd. Notes, 4.75%, 11/15/21(c)	EUR 150,000	180,908

Publishing–0.11%
Johnston Press Bond PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.63%, 06/01/19(c)	GBP 100,000	147,458
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,546,040)		8,778,595

	Shares
Common Stocks & Other Equity Interests–0.68%
Apparel, Accessories & Luxury Goods–0.00%
HCI Direct, Inc.–Class A(i)	1,000	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Income Trust II

	Shares	Value
Automobile Manufacturers–0.67%
General Motors Co.(j)	15,905	$593,416
General Motors Co.–Wts. expiring 07/10/16(i)(j)	6,555	179,476
General Motors Co.–Wts. expiring 07/10/19(i)(j)	6,555	126,380
Motors Liquidation Co. GUC Trust	1,673	29,027
		928,299

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(e)(i)	9,308	2,513

Paper Products–0.01%
Verso Corp.	3,471	8,331
Total Common Stocks & Other Equity Interests (Cost $902,757)		939,143

	Principal Amount
Variable Rate Senior Loan Interests–1.38%(h)
Specialty Stores–0.56%
Petsmart, Inc., Sr. Sec. Gtd. Term Loan, 0.00%, 02/04/23(k)	$775,000	775,000

	Principal Amount	Value
Application Software–0.33%
SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Term Loan, 0.00%, 02/02/16(k)	$465,000	$465,000

Diversified Support Services–0.49%
Laureate Education, Inc., Sr. Sec. Gtd. Term Loan, 5.00%, 06/16/18	723,750	680,321
Total Variable Rate Senior Loan Interests (Cost $1,941,994)		1,920,321
TOTAL INVESTMENTS–133.68% (Cost $184,853,136)		185,728,818
OTHER ASSETS LESS LIABILITIES–(33.68)%		(46,788,748)
NET ASSETS–100.00%		$138,940,070

Investment Abbreviations:

Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
PIK	– Payment in Kind
REGS	– Regulation S

REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $78,280,090, which represented 56.34% of the Trust’s Net Assets.
(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	—%	8.50%
Emerald Plantation Holdings Ltd., Sr. Sec. Gtd. Global PIK Notes	6.00	8.00

(e)	Acquired as part of the Sino-Forest Corp. reorganization.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2015 represented less than 1% of the Trust’s Net Assets.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(i)	Non-income producing security.
(j)	Acquired as part of the General Motors reorganization.
(k)	All or a portion of this holding is subject to unfunded local commitments. Interest rate will be determined at the time of funding. See Note 12.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Income Trust II

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $184,853,136)	$185,728,818
Cash	97,735
Foreign currencies, at value (Cost $43,092)	42,521
Receivable for:
Investments sold	4,051,886
Dividends and interest	3,237,166
Fund expenses absorbed	106,131
Investment for trustee deferred compensation and retirement plans	10,256
Unrealized appreciation on forward foreign currency contracts outstanding	465,020
Other assets	9,582
Total assets	193,749,115

Liabilities:
Payable for:
Investments purchased	4,054,451
Dividends	26,894
Loan outstanding	50,550,000
Accrued interest expense and line of credit fees	81,897
Accrued trustees’ and officers’ fees and benefits	2,717
Accrued other operating expenses	82,070
Trustee deferred compensation and retirement plans	11,016
Total liabilities	54,809,045
Net assets applicable to shares outstanding	$138,940,070

Net assets consist of:
Shares of beneficial interest	$158,144,895
Undistributed net investment income	(662,208)
Undistributed net realized gain (loss)	(19,874,842)
Net unrealized appreciation	1,332,225
$138,940,070

Common Shares outstanding, no par value, with an unlimited number of shares authorized:
Outstanding	8,118,429
Net asset value per share	$17.11
Market value per share	$15.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Income Trust II

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest (net of foreign withholding taxes of $ 18)	$11,689,688
Dividends (net of foreign withholding taxes of $33)	33,121
Dividends from affiliated money market funds	1,287
Total investment income	11,724,096

Expenses:
Advisory fees	1,342,445
Administrative services fees	50,000
Custodian fees	22,544
Interest, facilities and maintenance fees	538,183
Transfer agent fees	38,820
Trustees’ and officers’ fees and benefits	21,016
Other	148,199
Total expenses	2,161,207
Less: Fees waived	(59,148)
Net expenses	2,102,059
Net investment income	9,622,037

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,673,247
Foreign currencies	(89,715)
Forward foreign currency contracts	828,658
2,412,190
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,413,135)
Foreign currencies	(13,819)
Forward foreign currency contracts	628,663
(7,798,291)
Net realized and unrealized gain (loss)	(5,386,101)
Net increase in net assets resulting from operations	$4,235,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$9,622,037	$10,393,851
Net realized gain	2,412,190	4,929,519
Change in net unrealized appreciation (depreciation)	(7,798,291)	(1,132,107)
Net increase in net assets resulting from operations	4,235,936	14,191,263
Distributions to shareholders from net investment income	(10,493,042)	(11,154,722)
Net increase (decrease) in net assets	(6,257,106)	3,036,541

Net assets:
Beginning of year	145,197,176	142,160,635
End of year (includes undistributed net investment income of $(662,208) and $(578,501), respectively)	$138,940,070	$145,197,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 28, 2015

Cash provided by operating activities:
Net increase in net assets resulting from operations	$4,235,936

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities
Purchases of investments	(188,076,517)
Proceeds from sales of investments	182,123,727
Amortization of premium	726,021
Accretion of discount	(65,421)
Increase in receivables and other assets	(384,631)
Decrease in accrued expenses and other payables	(179,351)
Net realized gain from investment securities	(1,673,247)
Net change in unrealized depreciation on investment securities	8,413,135
Net cash provided by operating activities	5,119,652

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(10,497,406)
Decrease in payable for amount due custodian	(21,326)
Net cash provided by (used in) financing activities	(10,518,732)
Net increase (decrease) in cash and cash equivalents	(5,339,080)
Cash at beginning of period	5,539,336
Cash at end of period	$140,256

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$575,686

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of income producing fixed-income securities.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

20                         Invesco High Income Trust II

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Directors. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

21                         Invesco High Income Trust II

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining lines of credit.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

22                         Invesco High Income Trust II

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective September 1, 2014, the Adviser voluntarily agreed, through December 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.10%. Prior to September 1, 2014, the fee waiver agreement was a contractual agreement that could not be terminated during its term. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. This agreement was terminated on December 31, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2015, the Adviser waived advisory fees of $59,148.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2015, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$939,143	$0	$0	$939,143
Corporate Debt Securities	—	174,090,759	0	174,090,759
Foreign Debt Securities	—	8,778,595	—	8,778,595
Variable Rate Senior Loan Interests	—	1,920,321	—	1,920,321
	939,143	184,789,675	0	185,728,818
Forward Foreign Currency Contracts*	—	465,020	—	465,020
Total Investments	$939,143	$185,254,695	$0	$186,193,838

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$480,983	$(15,963)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

23                         Invesco High Income Trust II

Effect of Derivative Investments for the year ended February 28, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$828,658
Change in Unrealized Appreciation:
Currency risk	628,663
Total	$1,457,321

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$18,015,206

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/13/15	Citigroup Global Markets Inc.	EUR	3,843,126	USD	4,692,356	$4,301,538	$390,818
03/13/15	Citigroup Global Markets Inc.	USD	514,537	EUR	449,106	502,676	(11,861)
03/13/15	Goldman Sachs	GBP	3,609,350	USD	5,648,339	5,571,778	76,561
03/13/15	Goldman Sachs	USD	820,025	GBP	537,361	829,527	9,502
Total Open Forward Foreign Currency Contracts — Currency Risk							$465,020

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2015.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$390,818	$(11,861)	$378,957	$—	$—	$378,957
Goldman Sachs & Co.	86,063	—	86,063	—	—	86,063
Total	$476,881	$(11,861)	$465,020	$—	$—	$465,020

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$11,861	$(11,861)	$—	$—	$—	$—

24                         Invesco High Income Trust II

NOTE 5—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2015, the Trust engaged in securities purchases of $109,453.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Effective August 29, 2014, Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

During the year ended February 28, 2015, the Trust paid legal fees of $12,249 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A former trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP. Effective August 29, 2014, Skadden, Arps, Slate, Meagher & Flom LLP is no longer counsel to the Trust.

NOTE 7—Cash Balances and Borrowings

Trust has entered into a $65 million Credit Agreement which will expire on August 25, 2015. This Credit Agreement is secured by the assets of the Trust.

During the year ended February 28, 2015, the average daily balance of borrowing under the Credit Agreement was $50,550,000 with a weighted interest rate of 0.96%. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income	$10,493,042	$11,154,722

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation — investments	$206,453
Net unrealized appreciation (depreciation) — other investments	(8,477)
Temporary book/tax differences	(10,012)
Post-October deferrals	(2,078,396)
Capital loss carryforward	(17,314,393)
Shares of beneficial interest	158,144,895
Total net assets	$138,940,070

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales and amortization of bond premium.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

25                         Invesco High Income Trust II

The Trust utilized $4,692,518 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$9,584,438	$—	$9,584,438
February 28, 2017	7,729,955	—	7,729,955
	$17,314,393	$—	$17,314,393

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2015 was $188,641,071 and $185,198,371, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,073,935
Aggregate unrealized (depreciation) of investment securities	(3,867,482)
Net unrealized appreciation of investment securities	$206,453

Cost of investments for tax purposes is $185,522,365.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, distributions and foreign currency transactions, on February 28, 2015, undistributed net investment income was increased by $787,298, undistributed net realized gain (loss) was decreased by $424,782 and shares of beneficial interest was decreased by $362,516. This reclassification had no effect on the net assets of the Trust.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28,
	2015	2014
Beginning shares	8,118,429	8,118,429
Shares issued through dividend reinvestment	—	—
Ending shares	8,118,429	8,118,429

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Unfunded Loan Commitments

As of February 28, 2015, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Petsmart, Inc.	Term Loan	$775,000	$775,000
SS&C Technologies Holdings, Inc.	Term Loan	465,000	465,000

NOTE 13—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the year ended February 28, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$775,000	$775,000
Citibank, N.A.	723,750	680,321
Morgan Stanley Senior Funding, Inc.	465,000	465,000
Total	$1,963,750	$1,920,321

26                         Invesco High Income Trust II

NOTE 14—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2015:

Declaration Date	Amount per Share	Record Date	Payable Date
March 2, 2015	$0.10	March 13, 2015	March 31, 2015
April 1, 2015	$0.10	April 13, 2015	April 30, 2015

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,				Year ended February 29,	Two months ended February 28,		Year ended December 31,
	2015		2014	2013	2012	2011		2010
Net asset value per common share, beginning of period	$17.88		$17.51	$16.38	$16.63	$16.16		$15.38
Net investment income(a)	1.18		1.28	1.35	1.37	0.24		1.61
Net gains (losses) on securities (both realized and unrealized)	(0.66)		0.46	1.17	(0.23)	0.46		0.73
Distributions paid to preferred shareholders from net investment income	N/A		N/A	N/A	N/A	N/A		(0.01)
Total from investment operations	0.52		1.74	2.52	1.14	0.70		2.33
Less: Dividends paid to common shareholders from net investment income	(1.29)		(1.37)	(1.39)	(1.39)	(0.23)		(1.55)
Net asset value per common share, end of period	$17.11		$17.88	$17.51	$16.38	$16.63		$16.16
Market value per common share, end of period	$15.29		$16.65	$18.03	$16.89	$16.52		$16.02
Total return at net asset value(b)	3.73%		10.95%	15.74%	7.26%	4.37%		15.55%
Total return at market value(c)	(0.46)%		0.34%	15.57%	11.33%	4.59%		21.67%
Net assets applicable to common shares, end of period (000’s omitted)	$138,940		$145,197	$142,161	$61,755	$62,711		$60,916
Portfolio turnover rate(d)	99%		74%	58%	60%	18%		135%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.49	%(e)	1.54%	1.67%	2.38%	2.44	%(f)	2.57	%(g)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(h)	1.11	%(e)	1.13%	1.20%	1.95%	1.71	%(f)	1.74	%(g)
Without fee waivers and/or expense reimbursements	1.53	%(e)	1.63%	1.83%	2.38%	2.44	%(f)	2.61	%(g)
Ratio of net investment income before preferred share dividends	6.81	%(e)	7.36%	7.96%	8.69%	8.93	%(f)	10.34%
Preferred share dividends	N/A		N/A	N/A	N/A	N/A		(0.03)%
Ratio of net investment income after preferred share dividends	6.81	%(e)	7.36%	7.96%	8.69%	8.93	%(f)	10.31%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A	N/A	N/A	N/A		N/A
Asset coverage per $1,000 unit of senior indebtedness(i)	$3,749		$3,872	$3,812	$3,628	$3,412
Asset coverage per preferred share(j)	N/A		N/A	N/A	N/A	N/A		N/A
Liquidating preference per preferred share(i)	N/A		N/A	N/A	N/A	N/A		N/A
Total borrowings (000’s omitted)	$50,550		$50,550	$50,550	$23,500	$26,000		$26,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending February 28, 2013, the portfolio turnover calculation excludes the value of securities purchases of $94,353,288 and sold of $25,036,644 in the effort to realign the Trust’s portfolio holdings after the reorganization of Invesco High Yield Investments Fund, Inc. into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $141,228.
(f)	Annualized.
(g)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(h)	For the years ended December 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(i)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding.
N/A	= Not Applicable

27                         Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Trust II (hereafter referred to as the “Trust”) at February 28, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

28                         Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0.19%
Corporate Dividends Received Deduction*	0.19%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

29                         Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2014

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co- President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2003	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2014

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2014

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco High Income Trust II

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-05769                    VK-CE-HINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll and Raymond Stickel, Jr. David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, and Raymond Stickel, Jr. are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$34,500	N/A	$33,500	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$8,125	0%	$14,370	0%
All Other Fees(3)	$0	0%	$1,923	0%

Total Fees	$42,625	0%	$50,793	0%

(g) PWC billed the Registrant aggregate non-audit fees of $8,125 for the fiscal year ended 2015, and $16,293 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns.
(3)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended February 28, 2015, and $1,645,309 for the fiscal year ended February 28, 2014 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, Raymond Stickel, Jr. and Suzanne H. Woolsey.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	October 21, 2014
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 21, 2014

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

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The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

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If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or

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nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

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III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

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D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate

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governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

October 2014

I.1 - 8

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco High Income Trust II

Darren Hughes	None	N/A	Over $1,000,000
Scott Roberts	$100,001-$500,000	N/A	Over $1,000,000

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of Investments in Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II

Darren Hughes	8	$2,071.6	4	$946.2	None	None
Scott Roberts	7	$2,055.3	4	$946.2	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[4]
Invesco[5] Invesco Deutschland Invesco Hong Kong[5] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate[5,6] Invesco Senior Secured[5,7]	Not applicable

Invesco Canada[5]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[8]	One-, Three- and Five-year performance

[4]	Rolling time periods based on calendar year-end.
[5]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[6]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[7]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[8]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 8, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.